UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 12, 2019

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26125 N. Riverwoods Blvd., Suite 500 Mettawa, Illinois	60045-3420
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.75 per share	BC	New York Stock Exchange
6.500% Senior Notes due 2048	BC-A	New York Stock Exchange
6.625% Senior Notes due 2049	BC-B	New York Stock Exchange
6.375% Senior Notes due 2049	BC-C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐          Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 1.01.	Entry into a Material Definitive Agreement.

On November 12, 2019, Brunswick Corporation (the “Company”) entered into an Extension Amendment (the “Amendment”) to the Amended and Restated Credit Agreement, dated as of March 21, 2011, as amended and restated as of June 26, 2014, as further amended and restated as of June 30, 2016, as further amended as of July 13, 2018, and as further amended and restated as of September 26, 2018 (as otherwise amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Company, certain subsidiaries of the Company that may be Subsidiary Borrowers, the Company as guarantor of the amount owing by each Subsidiary Borrower thereunder, the several banks and other financial institutions or entities from time to time party thereto as lenders, JPMorgan Chase Bank, N.A., as administrative agent, and the other Agents party thereto.

Pursuant to the terms of the Amendment, the termination date of the revolving credit commitments under the Credit Agreement was extended from September 26, 2023, to September 26, 2024.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1
Extension Amendment dated as of November 12, 2019, to the Amended and Restated Credit Agreement, dated as of March 21, 2011, as amended and restated as of June 26, 2014, as further amended and restated as of June 30, 2016, as further amended as of July 13, 2018, and as further amended and restated as of September 26, 2018, among Brunswick Corporation (the “Company”), certain subsidiaries of the Company that may be Subsidiary Borrowers, the Company as guarantor of the amount owing by each Subsidiary Borrower thereunder, the several banks and other financial institutions or entities from time to time party thereto as lenders, JPMorgan Chase Bank, N.A., as administrative agent, and the other Agents party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: November 12, 2019	By:	/s/ Christopher F. Dekker
		Name:	Christopher F. Dekker
		Title:	Vice President, General Counsel and Secretary